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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): January 12, 2004

                              THACKERAY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                   1-8254                      04-2446697
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          (Commission File Number)   (I.R.S. Employer Identification No.)

          350 FIFTH AVENUE, SUITE 2723
               NEW YORK, N.Y.                         10118
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    (Address of Principal Executive Offices)        (Zip Code)

                                 (212) 564-3393
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events and Regulation FD Disclosure
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           Thackeray Corporation (the "Company") has a real estate partnership
(the "Partnership") with Belz Enterprises for the development of the Festival Bay retail/entertainment center in Orlando, Florida. The Company previously reported that the Partnership was in default of provisions of its credit agreement requiring that certain annualized operating income and small store lease levels be achieved by October 2003. The lenders under the credit agreement waived such defaults and an amendment to such provisions was agreed to on January 12, 2004. The amendment extends the maturity date of the credit agreement from October 1, 2004 to January 2, 2005, but provides for an additional extension of one year to January 2, 2006 if, by November 30, 2004, the Partnership is receiving monthly base rent from signed leases of $800,000 and has achieved an 80% occupancy rate from tenants open for business.




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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THACKERAY CORPORATION




                                       By: /s/ Jules Ross
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                                           Name:  Jules Ross
                                           Title: Vice-President, Treasurer and
                                                  Secretary



Date:  January 14, 2004